                       FINANCIAL PERFORMANCE CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                                                    COMMON STOCK
                                                                 CUSIP 317630 30

                                                                 SEE REVERSE FOR
                                                                CERTAIN DESIGNEE

THIS
CERTIFIES
THAT



to the
order of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                        OF THE PAR VALUE OF $.01 EACH OF

=======================FINANCIAL PERFORMANCE CORPORATION========================

                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the Holder thereof in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation, as now or hereinafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

Dated:

 FINANCIAL                  /s/ Richard Levy           /s/ William F. Finley
PERFORMANCE                     SECRETARY                  PRESIDENT
CORPORATION
 CORPORATE
   SEAL
   1984
 NEW YORK

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
STTEN   -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- __________ Custodians __________
                      (Cust)                 (Minor)
                     under Uniform Gifts to Minors
                     Act_____________________
                              (Name)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OR ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________



                    ____________________________________________________________
                    NOTICE: The signature to the assignee must correspond with the name as written upon the area of the certificate in every particular without alteration or arrangement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor named such by a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Service Association participating in a Medallion program approved by the Securities Transfer Association, Inc.